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- -------------------------------------------------------------------------------



                              I.C.H. CORPORATION

                                      TO


                        MID-AMERICA BANK OF LOUISVILLE
                              AND TRUST COMPANY,
                                                            AS TRUSTEE


                              -----------------


                                  INDENTURE

                        DATED AS OF NOVEMBER 12, 1993


                              -----------------


                                 $403,141,000

                  11-1/4% SENIOR SUBORDINATED NOTES DUE 2003


- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                            CROSS-REFERENCE TABLE


TIA SECTION                                                    INDENTURE SECTION
- -----------                                                    -----------------

Section 310(a)(1).................................................   8.10
           (a)(2).................................................   8.10
           (a)(3).................................................   N.A.
           (a)(4).................................................   N.A.
           (a)(5).................................................   8.10
           (b)....................................................   8.08; 8.10
           (c)....................................................   N.A.
Section 311(a)....................................................   8.11
           (b)....................................................   8.11
           (c)....................................................   N.A.
Section 312(a)....................................................   2.05
           (b)....................................................   11.03
           (c)....................................................   11.03
Section 313(a)....................................................   8.06
           (b)(1).................................................   N.A.
           (b)(2).................................................   8.06
           (c)....................................................   8.06
           (d)....................................................   8.06
Section 314(a)....................................................   5.10; 11.02
           (b)....................................................   N.A.
           (c)(1).................................................   11.04
           (c)(2).................................................   11.04
           (c)(3).................................................   N.A.
           (d)....................................................   N.A.
           (e)....................................................   11.05
           (f)....................................................   N.A.
Section 315(a)....................................................   8.01(b)
           (b)....................................................   8.05; 11.02
           (c)....................................................   8.01(a)
           (d)....................................................   8.01(c)
           (e)....................................................   7.11
Section 316(a)(last sentence).....................................   2.09
           (a)(1)(A)..............................................   7.05
           (a)(1)(B)..............................................   7.04
           (a)(2).................................................   N.A.
           (b)....................................................   7.07
           (c)....................................................   10.04(b)
Section 317(a)(1).................................................   7.08
           (a)(2).................................................   7.09
           (b)....................................................   2.04
Section 318(a)....................................................   11.01
____________
     N.A. means Not Applicable
     Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                              TABLE OF CONTENTS



                                   ARTICLE 1

                  Definitions and Incorporation by Reference

      Section 1.01. Definitions............................................  1
      Section 1.02. Incorporation by Reference of Trust Indenture Act......  4
      Section 1.03. Rules of Construction..................................  4

                                   ARTICLE 2

                                The Securities

      Section 2.01. Form and Dating........................................  5
      Section 2.02. Execution and Authentication...........................  5
      Section 2.03. Registrar and Paying Agent.............................  5
      Section 2.04. Paying Agent to Hold Money in Trust....................  6
      Section 2.05. Securityholder Lists...................................  6
      Section 2.06. Transfer and Exchange..................................  6
      Section 2.07. Replacement Securities.................................  6
      Section 2.08. Outstanding Securities.................................  7
      Section 2.09. Treasury Securities....................................  7
      Section 2.10. Temporary Securities...................................  7
      Section 2.11. Cancellation...........................................  7
      Section 2.12. Defaulted Interest.....................................  8

                                   ARTICLE 3

                                  Redemption

      Section 3.01. Right of Redemption....................................  8
      Section 3.02. Selection of Securities to be Redeemed.................  8
      Section 3.03. Notice of Redemption...................................  9
      Section 3.04. Effect of Notice of Redemption.........................  9
      Section 3.05. Deposit of Redemption Price............................  9
      Section 3.06. Securities Redeemed in Part............................ 10
      Section 3.07. Sinking Fund........................................... 10
      Section 3.08. Application of Sinking Fund Payments................... 11
      Section 3.09. Redemption in Event of Default......................... 11
      Section 3.10. Manner of Redeeming Securities......................... 11
      Section 3.11. Cancellation of Redeemed Securities.................... 12
____________
Note: This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                   ARTICLE 4

                                 Subordination

      Section 4.01. Securities Subordinated to Senior Indebtedness......... 12
      Section 4.02. No Payment on Securities in Certain Circumstances...... 12
      Section 4.03. Securities Subordinated to Prior Payment of All Senior
                    Indebtedness on Dissolution, Liquidation or Reorganization
                    of Company............................................. 13
      Section 4.04. Securityholders to be Subrogated to Rights of Holders of
                    Senior Indebtedness.................................... 14
      Section 4.05. Obligations of Company Unconditional................... 15
      Section 4.06. Trustee Entitled to Assume Payments Not Prohibited in
                    Absence of Notice...................................... 15
      Section 4.07. Application by Trustee of Moneys Deposited with It..... 15
      Section 4.08. Subordination Rights Not Impaired by Acts or Omissions of
                    Company or Holders of Senior Indebtedness.............. 16
      Section 4.09. Securityholders Authorize Trustee to Effectuate
                    Subordination of Securities............................ 16
      Section 4.10. Right of Trustee to Hold Senior Indebtedness........... 16
      Section 4.11. Article 4 Not to Prevent Events of Default............. 16
      Section 4.12. No Fiduciary Duty Created to Holders of Senior
                    Indebtedness........................................... 17

                                   ARTICLE 5

                                   Covenants

      Section 5.01. Payment of Securities.................................. 17
      Section 5.02. Maintenance of Office or Agency........................ 17
      Section 5.03. Limitation upon Payment of Dividends and Acquisition of
                    Stock.................................................. 17
      Section 5.04. Limitation on Incurrence of Certain Additional
                    Indebtedness........................................... 18
      Section 5.05. Notes Senior to Convertible Indebtedness and Equal to
                    Certain Other Indebtedness............................. 19
      Section 5.06. Corporate Existence.................................... 19
      Section 5.07. Payment of Taxes and Other Claims...................... 19
      Section 5.08. Maintenance of Properties.............................. 20
      Section 5.09. Compliance Certificate................................. 20
      Section 5.10. SEC Reports............................................ 20
      Section 5.11. Waiver of Stay, Extension or Usury Laws................ 21

                                   ARTICLE 6

                             Successor Corporation

      Section 6.01. When Company May Merge, Etc............................ 21

                                   ARTICLE 7

                             Default and Remedies

      Section 7.01. Events of Default...................................... 22
      Section 7.02. Acceleration........................................... 23
      Section 7.03. Other Remedies......................................... 24
      Section 7.04. Waiver of Past Defaults................................ 24
      Section 7.05. Control by Majority.................................... 24
      Section 7.06. Limitation on Suits.................................... 24
      Section 7.07. Rights of Holders to Receive Payment................... 25
      Section 7.08. Collection Suit by Trustee............................. 25
      Section 7.09. Trustee May File Proofs of Claim....................... 25
      Section 7.10. Priorities............................................. 25
      Section 7.11. Undertaking for Costs.................................. 25

                                   ARTICLE 8

                                    Trustee

      Section 8.01. Duties of Trustee...................................... 26
      Section 8.02. Rights of Trustee...................................... 27
      Section 8.03. Individual Rights of Trustee........................... 27
      Section 8.04. Trustee's Disclaimer................................... 27
      Section 8.05. Notice of Defaults..................................... 27
      Section 8.06. Reports by Trustee to Holders.......................... 27
      Section 8.07. Compensation and Indemnity............................. 28
      Section 8.08. Replacement of Trustee................................. 29
      Section 8.09. Successor Trustee by Merger, Etc....................... 30
      Section 8.10. Eligibility; Disqualification.......................... 30
      Section 8.11. Preferential Collection of Claims Against Company...... 30

                                   ARTICLE 9

                            Discharge of Indenture

      Section 9.01. Termination of Company's Obligations................... 30
      Section 9.02. Application of Trust Money............................. 31
      Section 9.03. Repayment to Company................................... 31

                                  ARTICLE 10

                      Amendments, Supplements and Waivers

      Section 10.01.Without Consent of Holders............................. 31
      Section 10.02.With Consent of Holders................................ 32
      Section 10.03.Compliance with Trust Indenture Act.................... 33
      Section 10.04.Revocation and Effect of Consents...................... 33
      Section 10.05.Notation on or Exchange of Securities.................. 33
      Section 10.06.Trustee to Sign Amendments, Etc........................ 33

                                  ARTICLE 11

                                 Miscellaneous

      Section 11.01.Trust Indenture Act Controls........................... 34
      Section 11.02.Notices................................................ 34
      Section 11.03.Communications by Holders with Other Holders........... 35
      Section 11.04.Certificate and Opinion as to Conditions Precedent..... 35
      Section 11.05.Statements Required in Certificate or Opinion.......... 35
      Section 11.06.Rules by Trustee, Paying Agent, Registrar.............. 35
      Section 11.07.Legal Holidays......................................... 35
      Section 11.08.Governing Law.......................................... 36
      Section 11.09.No Adverse Interpretation of Other Agreements.......... 36
      Section 11.10.No Recourse Against Others............................. 36
      Section 11.11.Successors............................................. 36
      Section 11.12.Duplicate Originals.................................... 36
      Section 11.13.Separability........................................... 36

      SIGNATURES........................................................... 37
      Acknowledgements..................................................... 38
      Exhibit A - Form of Note.............................................A-1
      Exhibit B - Meetings of Securityholders..............................B-1

      INDENTURE dated as of November 12, 1993, between I.C.H. CORPORATION, a Delaware corporation ("Company"), and MID-AMERICA BANK OF LOUISVILLE AND TRUST COMPANY, a bank chartered under the laws of the State of Kentucky, as Trustee ("Trustee").

      Both parties agree as follows for the benefit of the other and for the equal and ratable benefit of the Holders of the Company's 11 1/4% Senior Subordinated Notes due 2003.


                                   ARTICLE 1

                  Definitions and Incorporation by Reference

      Section 1.01. DEFINITIONS.

      "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under common control with such specified person. No person shall be deemed an Affiliate of another person solely by virtue of furnishing management, financial or similar services to such other person.

      "Agent" means any Registrar, Paying Agent or co-Registrar.

      "Bankruptcy Law" shall have the meaning provided in Section 7.01.

      "Board of Directors" means the Board of Directors of the Company or any committee of the Board of Directors of the Company lawfully empowered to take the action in connection with which such term is used.

      "Company" means the party named as such in this Indenture until a successor replaces it in accordance with Article 6 of this Indenture and thereafter means the successor.

      "Consolidated Net Earnings" for any period shall mean the amount of consolidated net income of the Company and its Subsidiaries, all determined in accordance with generally accepted accounting principles. Net income of a Subsidiary, or of any business or assets acquired by the Company or any Subsidiary, shall not be included in Consolidated Net Earnings for any period prior to (i) the end of the fiscal year next preceding the date on which such Subsidiary becomes a Subsidiary or the date of such acquisition, as the case may be, if the acquisition of such Subsidiary, business or assets is accounted for as a pooling of interests or as a transaction under common control for financial reporting purposes, or (ii) the date on which such Subsidiary becomes a Subsidiary or the date of such acquisition, as the case may be, if the acquisition of such Subsidiary, business or assets is accounted for as a purchase for financial reporting purposes.

      "Consolidated Subsidiary" means a Subsidiary which for financial reporting purposes is accounted for by the Company as a consolidated subsidiary.

      "Convertible Indebtedness" shall mean any debenture or other evidence of indebtedness which is issued by the Company and which is convertible at any time by the terms of the instruments defining the same into shares of capital stock of the Company.

      "Custodian" shall have the meaning provided in Section 7.01.

      "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

      "Event of Default" shall have the meaning provided in Section 7.01.

      "Exchange Amount" means the aggregate principal amount of Securities issued from time to time pursuant to the Exchange Offer.

      "Exchange Offer" means the transactions contemplated by the Exchange Offer of the Company dated October 4, 1993, as the same may be amended and/or extended from time to time, pursuant to which, INTER ALIA, the Company offered and/or is offering to issue the Securities in exchange for certain of its outstanding debt securities.

      "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

      "Indebtedness" means (1) any liability of any person (a) for borrowed money, (b) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets, including securities, or (c) for the payment of money relating to the lease of any property to the extent capitalized on the consolidated balance sheet of the person in accordance with generally accepted accounting principles; (2) any liability of others described in the preceding clause (1) which the person has guaranteed or which is otherwise its legal liability or which is secured by a lien on property of such person; and (3) any amendment, renewal, extension or refunding of any such liability.

      "Indenture" means this Indenture as amended or supplemented from time to time.

      "Legal Holiday" shall have the meaning provided in Section 11.07.

      "Notes" shall mean the 11 1/4% Senior Subordinated Notes due 2003 of the Company issued under this Indenture.

      "Officer" means the Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Secretary or the Controller of the Company.

      "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Company. See Sections 11.04 and 11.05.

      "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee. See Sections 11.04 and 11.05.

      "Parent" of a specified person is an Affiliate controlling such person directly, or indirectly through one or more intermediaries.

      "Paying Agent" shall have the meaning provided in Section 2.03, except that for the purposes of Articles 3 and 9 the Paying Agent shall not be the Company or a Subsidiary.

      "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

      "principal" of a debt security means the principal of the security plus, when appropriate, the premium, if any, on the security.

      "redemption date," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

      "redemption price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

      "Registrar" shall have the meaning provided in Section 2.03.

      "SEC" means the Securities and Exchange Commission.

      "Secured Indebtedness" shall mean all Indebtedness secured by any mortgage, lien, pledge, charge or encumbrance upon property owned, leased or held by the Company or any Subsidiary, and all Indebtedness secured as aforesaid even though the Company or a Subsidiary has not assumed or become liable for the payment thereof; and all Indebtedness of the Company or a Subsidiary created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Company or a Subsidiary, and all Indebtedness created or arising as aforesaid even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property.

      "Securities" means the Notes, and/or any of them, as amended or supplemented from time to time, that are issued under this Indenture.

      "Senior Indebtedness" shall mean (i) the principal of, premium, if any, and unpaid interest on any indebtedness for money borrowed from or guaranteed to banks, trust companies, insurance companies and other financial institutions and charitable trusts, pension trusts and other investing organizations ("Institutional Lenders"), now existing or hereafter incurred,
(ii) all obligations, if any, incurred under leases which are capitalized under generally accepted accounting principles, (iii) Secured Indebtedness (to the extent provided in Section 5.04) and (iv) all deferrals, renewals, extensions and refundings of any such indebtedness or obligations. Notwithstanding anything that may appear to be the contrary in the foregoing, Senior Indebtedness shall not include (a) Indebtedness of the Company to a Subsidiary or Affiliate of the Company or of a Subsidiary to a Subsidiary or Affiliate of the Company for money borrowed or advances from a Subsidiary or Affiliate of the Company to the Company or a Subsidiary or Affiliate of the Company or Indebtedness of the Company to a Parent of the Company or (b) Indebtedness of the Company which by its terms is subordinate to, or pari passu with, the Securities in right of payment.

      "Subsidiary" means (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company, by the Company and a Subsidiary of the Company or by a Subsidiary of the Company or (ii) any other person (other than a corporation) in which the Company, a Subsidiary of the Company or the Company and a Subsidiary of the Company, directly or indirectly, at the date of determination thereof has greater than a 50% ownership interest.

      "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Section 77aaa-77bbbb) as in effect on the date of this Indenture, except as provided in Section 10.03 hereof.

      "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means the successor.

      "Trust Officer" means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

      "U.S. Government Obligations" shall have the meaning provided in Section 9.01.

      Section 1.02. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

      Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

      "Commission" means the SEC.

      "indenture securities" means the Securities.

      "indenture to be qualified" means this Indenture.

      "indenture trustee" or "institutional trustee" means the Trustee.

      "obligor" on the indenture securities means the Company (or any other obligor on the Securities).

      All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

      Section 1.03. RULES OF CONSTRUCTION.

      Unless the context otherwise requires:

      (1)   a term has the meaning assigned to it;

      (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

      (3)   "or" is not exclusive;

      (4) words in the singular include the plural, and words in the plural include the singular; and

      (5)   provisions apply to successive events and transactions.

                                   ARTICLE 2

                                The Securities

      Section 2.01. FORM AND DATING.

      The Securities, and the Trustee's certificate of authentication, shall be substantially in the form of Exhibit A. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

      The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

      The terms and provisions contained in the Securities, annexed hereto as Exhibit A, shall constitute, and are hereby expressly made, a part of this Indenture.

      Section 2.02. EXECUTION AND AUTHENTICATION.

      Two Officers shall sign the Securities for the Company by facsimile signature. The Company's seal shall be reproduced on the Securities.

      If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

      A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

      The Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $403,141,000 upon a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Company. The order shall specify the amounts of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed such amounts except as provided in Section 2.07.

      The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or any Affiliate of the Company.

      Section 2.03. REGISTRAR AND PAYING AGENT.

      The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"), which offices or agencies may be one and the same. The Company may have one or more co-Registrars and one or more additional paying agents. All payments of principal of and interest on the Securities shall be registered by the Paying Agent. The term "Paying Agent" includes any additional paying agent.

      The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

      The Company initially appoints the Trustee as Registrar and Paying
Agent.

      Section 2.04. PAYING AGENT TO HOLD MONEY IN TRUST.

      Subject to Section 4.07, the Company will require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities (whether such money has been paid to it by the Company or any other obligor on the Securities), and shall notify the Trustee of any Default by the Company in making any such payment. While any such Default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed. Upon doing so the Paying Agent shall have no further liability for the money.

      Section 2.05. SECURITYHOLDER LISTS.

      The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each semi-annual interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

      Section 2.06. TRANSFER AND EXCHANGE.

      When Securities are presented to the Registrar or a co-Registrar with a request to register, transfer or exchange them for an equal principal amount of Securities of like tenor in authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfer and exchanges, the Trustee shall authenticate Securities at the Registrar's request upon satisfaction of the Trustee that such transfer or exchange will not violate any terms of this Indenture. The Company may require payment of any tax or governmental charges attendant to a sale, transfer or exchange and may charge a reasonable fee for any transfer or exchange, but not for any exchange pursuant to Section 2.10, 3.06 or 10.05.

      Section 2.07. REPLACEMENT SECURITIES.

      If the Holder of a Security claims that the Security has been lost, mutilated, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of like tenor if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be furnished in an amount which must be sufficient in the judgment of both to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge such Holder for its expenses in replacing a Security.

      Every replacement Security is an additional obligation of the Company.

      Section 2.08. OUTSTANDING SECURITIES.

      Securities outstanding at any time are all Securities which have been authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or one of its Affiliates holds the Security.

      If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

      If the Paying Agent holds on a redemption date or maturity date readily available funds sufficient to pay Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

      Section 2.09. TREASURY SECURITIES.

      In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded and deemed not to be outstanding.

      Section 2.10. TEMPORARY SECURITIES.

      Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee by a duly authorized signatory shall authenticate definitive Securities in exchange for temporary Securities.

      Section 2.11. CANCELLATION.

      The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee and no one else shall cancel and destroy all Securities surrendered for transfer, exchange, payment or cancellation and shall dispose of cancelled Securities as the Company directs. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation.

      Section 2.12. DEFAULTED INTEREST.

      If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner. It may pay the defaulted interest, plus any interest payable on the defaulted interest, to the persons who are Securityholders on a subsequent special record date. The Company shall establish the special record date and the payment date if and when funds for the payment of such interest have been received by the Paying Agent from the Company. At least 15 days before the record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and the amount of defaulted interest to be paid.


                                   ARTICLE 3

                                  Redemption

      Section 3.01. RIGHT OF REDEMPTION.

      The Securities shall not be redeemable before December l, 1996. On or after December 1, 1996, otherwise than through the operation of the sinking fund provided for in Section 3.07, the Securities, subject to the provisions of Section 4.02, are redeemable, at any time as a whole or from time to time in part, at the option of the Company exercisable by resolution of the Board of Directors, at the redemption prices specified in the form of Security set forth as Exhibit A hereto, plus in each case accrued interest to the redemption date.

     No later than 45 days prior to the redemption date (unless a shorter notice is satisfactory to the Trustee), the Company shall notify the Trustee in writing of the redemption date and the principal amount of Securities to be redeemed.

      Section 3.02. SELECTION OF SECURITIES TO BE REDEEMED.

      If less than all of the Securities are to be redeemed, the Trustee shall select, subject to the provisions of Section 3.07, the Securities to be redeemed either pro rata or by lot or any other method that complies with the requirements of the principal national securities exchange, if any, on which the Securities being redeemed are then listed. The Trustee shall make the selection from the Securities outstanding and not previously called for redemption. Securities in denominations of $1,000 may only be redeemed in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

      The Registrar shall not be required to transfer or exchange any Security for a period 15 days before a selection of Securities to be redeemed or to transfer or exchange any Securities selected for redemption.

      Section 3.03. NOTICE OF REDEMPTION.

      At least 15 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first class mail to each Holder whose Securities are to be redeemed.

      The notice shall identify the Securities (including CUSIP number) to be redeemed and shall state:

      (1)   the redemption date;

      (2)   the redemption price;

      (3)   the name and address of the Paying Agent;

      (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

      (5) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the redemption date and the only remaining right of the Holders of the Securities is to receive payment of the redemption price, plus accrued interest to the redemption date, upon surrender to the Trustee of the Securities; and

      (6) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

      Neither the failure of the Company to cause proper redemption notice to be given, nor any defect in such notice, shall affect the legality or validity of proceedings for such redemption.

      At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

      Section 3.04. EFFECT OF NOTICE OF REDEMPTION.

      Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, plus accrued interest to the redemption date.

      Section 3.05. DEPOSIT OF REDEMPTION PRICE.

      On or before the redemption date, the Company shall deposit with the Paying Agent readily available funds sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date or may credit Securities which it has not previously delivered to the Trustee for cancellation against the principal amount of Securities to be redeemed by so notifying the Trustee of its intention to do so in its notice to the Trustee in accordance with Section 3.01. The Company shall deliver such Securities, duly endorsed, to the Trustee on or before the redemption date.

      Section 3.06. SECURITIES REDEEMED IN PART.

      Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security of like tenor equal in principal amount to the unredeemed portion of the Security surrendered.

      Section 3.07. SINKING FUND.

      (a) As and for a sinking fund for the retirement of Securities, the Company covenants that on or before each of November 30, 2001 and November 30, 2002, it will pay to the Trustee a sum in readily available funds sufficient to retire by redemption Securities in an aggregate principal amount equal to twenty-five percent (25%) of the Exchange Amount (in each case not to exceed $100,785,250) on the next succeeding December 1, at a redemption price which shall be 100% of the principal amount thereof, plus accrued interest to the date of redemption; provided, however, that in any such year in which November 30 is not a business day, such payment shall be made to the Trustee on the last business day preceding such November 30; and provided, further, that such principal amount of Securities may, at the option of the Company, be reduced by an amount not exceeding the sum of the following:

                   (i) the principal amount of Securities theretofore issued and reacquired (otherwise than through redemption pursuant to this Article 3) by the Company and delivered to the Trustee for cancellation and not theretofore made the basis for the reduction of a sinking fund payment; and

                  (ii) the principal amount of Securities redeemed and paid pursuant to the provisions of this Article 3 (otherwise than through the operation of the sinking fund), or which shall have been duly called for redemption (otherwise than through the operation of the sinking fund) and the redemption price of which shall have been deposited in trust for that purpose, and which have not theretofore been made the basis for the reduction of a sinking fund payment.

On or before each of October 1, 2001 and October 1, 2002, the Company shall deliver to the Trustee an Officers' Certificate stating whether it elects to reduce the amount to be paid to the Trustee in cash on the next succeeding November 30, and, if it elects to make such a reduction, setting forth the amount of the reduction and the basis or bases provided above for such reduction, together with any Securities theretofore issued and reacquired (otherwise than through redemption pursuant to this Article 3) by the Company and not theretofore delivered to the Trustee for cancellation, which are to be made the basis for such reduction of a sinking fund payment.

      (b)   All cash paid to the Trustee pursuant to the provisions of this
Section 3.07 shall be applied in accordance with the provisions of this
Article 3.

      Section 3.08. APPLICATION OF SINKING FUND PAYMENTS.

      (a) ln each year commencing with 2001, as soon as practicable after October 1, the Trustee shall take the action herein specified to call for redemption on the next succeeding December 1, at a redemption price which shall be 100% of the principal amount thereof plus accrued interest to the redemption date, an amount of Securities sufficient to exhaust, as nearly as may be, the sums then held by it in the sinking fund or required to be paid to it for the sinking fund pursuant to Section 3.07(a) prior to such December 1.

      (b) Subject to the provisions of Section 9.03, any unused balance of moneys remaining in the hands of the Trustee on the October 1 preceding the sinking fund payment date in any year shall be added to any sinking fund payment to be made in cash in that year, and together with such payment, if any, shall be applied to the redemption of Securities in accordance with the provisions of this Section 3.08.

      Section 3.09. REDEMPTION IN EVENT OF DEFAULT.

      The Trustee shall not redeem less than all of the Securities or mail any notice of redemption of less than all of the Securities during any period in which the Trustee is charged with knowledge of the continuance of either a Default in payment of interest on the Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this Section 3.09), except that if the notice of redemption of any Securities shall theretofore have been mailed in accordance with the provisions hereof, and redemption shall not be prohibited by the provisions of Article 4 hereof, the Trustee shall redeem such Securities if cash sufficient for that purpose shall be paid to the Trustee for that purpose in accordance with the terms of this
Article 3. Except as aforesaid, any moneys held for redemption in the sinking fund or otherwise during any period in which the Trustee is prevented by this Section from redeeming Securities shall, during such period, be held as security for the payment of all the Securities; provided, however, that in case such Event of Default or Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next date on which such moneys may be applied pursuant to the provisions of this Section
3.09 or, in the case of redemption of Securities by operation of the sinking fund, on the next December 1 on which such moneys may be applied pursuant to the provisions of this Section 3.09.

      The Trustee shall not be charged with knowledge of the continuance either of Default in payment of interest on the Securities or of any Event of Default unless either (a) a responsible officer of the Trustee assigned to its corporate trust department shall, as such officer, have actual knowledge thereof or (b) written notice of such continuance shall have been received by the Trustee from the Company or the Holders of at least 5% in principal amount of the Securities at the time outstanding.

      Section 3.10. MANNER OF REDEEMING SECURITIES.

      The Securities to be redeemed from time to time, as in Section 3.08 provided, shall be selected by the Trustee for redemption in the manner provided in Section 3.02 and notice thereof shall be given by the Trustee to the Company, and the Company hereby authorizes the Trustee, in the name of and at the expense of the Company, to give notice on behalf of the Company of the call of such Securities, all in the manner and with the effect in this Article 3 specified except that, in addition to the matters required to be included in such notice by Section 3.03, such notice shall also state that the Securities therein designated for redemption are to be redeemed through operation of the sinking fund. Subject to the provisions of Section 3.09 and to the receipt by the Trustee of the cash and the accrued interest to be paid to the Trustee pursuant to Sections 3.07 and 3.08, the Trustee shall cause such Securities to be so redeemed and paid in accordance with such notice in the manner and with the effect provided in Sections 3.03 and 3.04.

      Section 3.11. CANCELLATION OF REDEEMED SECURITIES.

      All Securities surrendered to the Trustee, pursuant to the provisions of this Article 3, shall be forthwith cancelled by it, and, unless the Company in writing requests otherwise, may be destroyed or otherwise disposed of by the Trustee, which shall deliver its certificate thereof to the Company.


                                   ARTICLE 4

                                 Subordination

      Section 4.01. SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS.

      The Company, for itself and its successors, and each Holder, by his acceptance of Securities, agree that the payment of the principal of and premium, if any, and interest on the Securities is subordinated, to the extent and in the manner provided in this Article 4, to the prior payment in full of all Senior Indebtedness.

      This Article 4 shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions.

      Section 4.02. NO PAYMENT ON SECURITIES IN CERTAIN CIRCUMSTANCES.

      (a) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all principal thereof and premium, if any, and interest thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made on the account of the principal of or premium, if any, or interest on the Securities or to acquire any of the Securities or on account of the redemption provisions of the Securities.

      (b) Upon the happening of an event of default with respect to any Senior Indebtedness, as such event of default is defined therein or in the instrument under which it is outstanding, which event of default results in the acceleration of the maturity thereof, then unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall be declared to be no longer in full force and effect, no payment shall be made by the Company with respect to the principal of or premium, if any, or interest on the Securities or to acquire any of the Securities or on account of the redemption provisions of the Securities.

      (c)   In the event that notwithstanding the provisions of this Section
4.02 the Company shall make any payment to the Trustee on account of the principal of or premium, if any, or interest on the Securities, or on account of the redemption provisions, after the maturity of Senior Indebtedness, as described in Section 4.02(a) above, or the happening of an event of default with respect to Senior Indebtedness of the type specified in Section 4.02(b) above, then, unless and until such Senior Indebtedness shall have been paid in full, or provision made therefor, or such event of default shall have been cured or waived or shall have ceased to exist and any acceleration of the maturity thereof shall be declared to no longer be in full force and effect, such payment (subject to the provisions of Sections 4.06 and 4.07) shall be held by the Trustee after written notice from the Company in accordance with the provisions of this Section 4.02(c) shall have been received by the Trustee, in trust for the benefit of, and shall be forthwith paid over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. The Company shall give prompt written notice to the Trustee of any event of default under any Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness may have been issued, and in the event of any such event of default, shall provide to the Trustee in the form of an Officers' Certificate the names and addresses of the holders of such Senior Indebtedness, the amounts of Senior Indebtedness outstanding to each such holder of Senior Indebtedness, and any necessary information to calculate the daily increase in indebtedness to such holders of Senior Indebtedness. The Trustee shall be entitled to rely conclusively on such Officers' Certificate without independent verification.

      Section 4.03. SECURITIES SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF COMPANY.

      Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon a general assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise):

            (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full of the principal of and premium, if any, and interest due thereon or provision satisfactory to the holders of Senior Indebtedness shall have been provided therefor, before the Holders are entitled to receive any payment on account of the principal of or premium, if any, or interest on the Securities; and

            (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article 4 with respect to the Securities, to the payment in full without diminution or modification by such plan of all Senior Indebtedness) to which the Holders or the Trustee on behalf of the Holders would be entitled except for provisions of this Article 4 shall be paid by the liquidating trustee or agent or other person making such a payment or distribution directly to the holders of Senior Indebtedness or their representative, or to the trustee under any indenture under which Senior Indebtedness may have been issued, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness; and

            (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article 4 with respect to the Securities, to the payment in full without diminution or modification by such plan of all Senior Indebtedness) shall be received by the Trustee or the Holders on account of principal or interest on the Securities before all Senior Indebtedness is paid in full, or effective provision made for its payment, such payment or distribution (subject to the provisions of Sections 4.06 and 4.07) shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative, or to the trustee under any indenture or agreement (if any) under which Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

      The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company and, in the event of any such dissolution, winding up, liquidation or reorganization, shall provide to the Trustee in the form of an Officers' Certificate the names and addresses of the holders of Senior Indebtedness, the amounts of Senior Indebtedness outstanding to each such holder of Senior Indebtedness, and any information necessary to calculate the daily increase in indebtedness to such holders of Senior Indebtedness. The Trustee shall be entitled to rely conclusively on such Officers' Certificate without independent verification.

      Section 4.04. SECURITYHOLDERS TO BE SUBROGATED TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

      Subject to payment in full of all Senior Indebtedness, the Holders shall be subrogated equally and ratably to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and for the purpose of such subrogation, no such payments or distributions to the holders of Senior Indebtedness by or on behalf of the Company or by or on behalf of the Holders of Securities by virtue of this Article 4, which otherwise would have been made to the Holders shall, as between the Company and the Holders, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article 4 are and are intended solely for the purpose of defining the relative rights of Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

      Section 4.05. OBLIGATIONS OF COMPANY UNCONDITIONAL.

      Nothing contained in this Article 4 or elsewhere in this Indenture or in any Security is intended to or shall impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under this Article 4 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Article 4, the Trustee, subject to the provisions of Sections 8.01 and 8.02, and the Holders shall be entitled to rely conclusively upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 4.

      Section 4.06. TRUSTEE ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN ABSENCE OF NOTICE.

      The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee or the taking of any other action under this Article 4 by the Trustee unless and until the Trustee shall have received written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any trustee or representative therefor and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 8.01 and 8.02, shall be entitled in all respects conclusively to assume that no such facts exist.

      Section 4.07. APPLICATION BY TRUSTEE OF MONEYS DEPOSITED WITH IT.

      Money or securities deposited in trust with the Trustee pursuant to and in accordance with Section 9.01 shall be for the sole benefit of Securityholders and, to the extent allocated for the payment of Securities and the accrued interest thereon, shall not be subject to the subordination provisions of this Article 4. Otherwise, any deposit of moneys by the Company with the Trustee or any Paying Agent (whether or not in trust) for the payment of the principal or interest on any Securities shall be subject to the provisions of Sections 4.01, 4.02, 4.03 and 4.04 except that, if prior to the date on which by the terms of this Indenture any such moneys may become payable for any purpose (including, without limitation, the payment of either the principal of or the interest on any Security or the redemption price of any Security), the Trustee shall not have received with respect to such moneys the notice provided for in Section 4.06, then the Trustee or the Paying Agent shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. This Section shall be construed solely for the benefit of the Trustee and Paying Agent and shall not otherwise affect the rights of holders of Senior Indebtedness.

      Section 4.08. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS.

      No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, modify or amend the terms of the Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders of the Securities. No provision in any supplemental indenture which affects the superior position of the holders of the Senior Indebtedness shall be effective against the holders of the Senior Indebtedness who have not consented thereto.

      Section 4.09. SECURITYHOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF SECURITIES.

      Each Holder of the Securities by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article 4 and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon a general assignment for the benefit of creditors or any other similar remedy or otherwise) tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of his Securities in the form required in said proceedings and causing said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness are hereby authorized to have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities.

      Section 4.10. RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS.

      The Trustee shall be entitled to all of the rights set forth in this
Article 4 in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

      Section 4.11. ARTICLE 4 NOT TO PREVENT EVENTS OF DEFAULT.

      The failure to make a payment on account of principal or interest on the Securities by reason of any provisions of this Article 4 shall not be construed as preventing the occurrence of an Event of Default under Section 7.01.

      Section 4.12. NO FIDUCIARY DUTY CREATED TO HOLDERS OF SENIOR
INDEBTEDNESS.

      Neither the Trustee nor the Paying Agent shall be deemed to owe any fiduciary duty to the holders of Senior Indebtedness by virtue of the provisions of this Article 4.


                                   ARTICLE 5

                                   Covenants

      Section 5.01. PAYMENT OF SECURITIES.

      The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. Principal and interest shall be considered paid on the date due if the Trustee or Paying Agent holds on that date readily available funds sufficient to pay all principal and interest then due.

      The Company shall pay interest on overdue principal at the rate then borne by the Securities, and it shall pay interest on overdue installments of interest at the same rate as to each of the Securities to the extent lawful.

      Section 5.02. MAINTENANCE OF OFFICE OR AGENCY.

      The Company will maintain in the Borough of Manhattan, the State of New York and such other locations as the Company may determine, an office or agency where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served, which office or agency shall be subject to the approval of the Trustee. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the applicable address of the Trustee set forth in
Section 11.02.

      The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the State of New York for such purposes.

    The Company hereby designates the corporate trust office of the Trustee as one such office or agency of the Company in accordance with Section 2.03.

      Section 5.03. LIMITATION UPON PAYMENT OF DIVIDENDS AND ACQUISITION OF
STOCK.

      (a) No dividend or distribution shall be paid or declared on any class of common stock of the Company (except a dividend or distribution in shares of, or warrants or rights to subscribe for, or to purchase shares of capital stock of the Company) nor shall any shares of, or warrants or rights to subscribe for or purchase shares of any of the capital stock of the

Company be acquired (except through redemption by the Company of preferred stock pursuant to mandatory redemption provisions) by the Company or any Subsidiary, if (i) after giving effect to such dividend, distribution or acquisition, the aggregate value of all payments made for such dividends and distributions on the common stock of the Company and such non-mandatory acquisitions of the capital stock of the Company subsequent to September 30, 1986 would exceed the sum of (a) 50% of the Consolidated Net Earnings earned subsequent to December 31, 1985, (b) the aggregate of the net proceeds received by the Company from the issuance or sale (other than to a Subsidiary and other than in connection with acquisitions of Parents of the Company or of minority interests in Consolidated Subsidiaries), for cash or other property, of shares of its capital stock (or warrants or rights to subscribe for or purchase shares of such stock) other than the Company's $1.75 Convertible Exchangeable Preferred Stock, Series 1986-A, and (c) the aggregate of the net proceeds received by the Company from the issuance or sale (other than to a Subsidiary), for cash or other property, of any indebtedness of the Company which has been converted into shares of its capital stock after September 30, 1986 (less any cash paid in respect of fractional share interests upon such conversion) but not including indebtedness outstanding pursuant to an exchange for shares of the Company's exchangeable capital stock, or (ii) at the time of such action an Event of Default (or an event which, with notice or lapse of time or both, would become an Event of Default) shall have occurred and be continuing.

      (b) The provisions of this Section 5.03 shall not prevent, restrict or apply to (i) any acquisition of shares of, or of warrants or rights to subscribe for or purchase shares of, capital stock of the Company solely in exchange for other shares of, or other warrants or rights to subscribe for or purchase shares of, capital stock of the Company; (ii) any acquisition of shares of, or of warrants or rights to subscribe for or purchase shares of, capital stock of the Company, through application of the proceeds of a substantially concurrent sale of shares of, or of warrants or rights to subscribe for or purchase shares of, capital stock of the Company; (iii) the payment of any dividend on any class of common stock of the Company within 60 days after the date of declaration thereof, if at such date such declaration complied with the provisions of this Section 5.03; or (iv) any reclassification of shares of the capital stock of the Company (whether or not outstanding), to effect a subdivision or consolidation of such shares. Notwithstanding the foregoing, any payment pursuant to clause (iii) of this paragraph shall be taken into account in any subsequent computation made under this Section 5.03.

      (c) For the purposes of any computation under this Section 5.03, the amount of any dividend declared or other payment or distribution made in property other than cash, or the amount of any property received, shall be deemed to be the fair value (as determined by the Board of Directors, whose determination shall, when made in good faith and in accordance with law, be conclusive, and described in a statement filed with the Trustee) of such property at the time of declaration (in the case of dividends) or in other cases at the time of payment, distribution or receipt, as the case may be.

      Section 5.04. LIMITATION ON INCURRENCE OF CERTAIN ADDITIONAL
INDEBTEDNESS.

      So long as the Securities remain outstanding, the Company will not, and will not permit any Subsidiary, to create, issue, assume, incur, guarantee or otherwise become directly or indirectly liable for any Indebtedness which by its terms ranks superior in right of payment of principal, premium, if any, or interest to the Securities except Senior Indebtedness; provided that, Secured Indebtedness to persons other than Institutional Lenders shall rank senior in right of payment of principal, premium, if any, and interest to the Securities only to the extent of rights of the holder of any such Secured Indebtedness, as such rights are specified in the instruments creating such Secured Indebtedness, to receive property (whether tangible, intangible, real, personal or mixed) securing the payment of principal of, or premium, if any, or interest on such Secured Indebtedness or the proceeds from a sale of such property (whether tangible, intangible, real, personal or mixed). In addition, so long as the Securities remain outstanding, the Company will not permit any Subsidiary to create, issue, assume, incur, guarantee or otherwise become directly or indirectly liable for any Indebtedness except (i) Senior Indebtedness and (ii) Indebtedness due to an Affiliate or the Company. Notwithstanding anything else in this Section 5.04 to the contrary, any Indebtedness of a person at the time such person becomes a Subsidiary shall not be subject to the provisions of this Section 5.04 unless the Company or another Subsidiary is primarily or secondarily liable therefor.

      Section 5.05. NOTES SENIOR TO CONVERTIBLE INDEBTEDNESS AND EQUAL TO CERTAIN OTHER INDEBTEDNESS.

      Notwithstanding the provisions of Article 3 or any other provisions of this Indenture, each holder of a Security, subject to the rights of the holders of Senior Indebtedness, shall be first entitled to receive payment in full of the principal thereof (and the premium, if any) and the interest due thereon before the holders of any Convertible Indebtedness at any time issued by the Company are entitled to receive any distributions of assets or securities of the Company. The Company agrees to take all steps necessary to insure that the Securities will be senior to Convertible Indebtedness, including the insertion in all instruments creating or evidencing Convertible Indebtedness, or pursuant to which Convertible Indebtedness is outstanding, of a provision stating that such Convertible Indebtedness is junior in right of payment to the Securities. In addition to the foregoing, the Securities shall be equal in right of payment to all other Indebtedness of the Company hereafter issued by the Company other than Senior Indebtedness and equal in right of payment to the Company's 16 1/2% Senior Subordinated Debentures due 1994 and 11 1/4% Senior Subordinated Notes due 1996.

      Section 5.06. CORPORATE EXISTENCE.

      Subject to Article 6, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each Subsidiary in accordance with the respective organization documents of each Subsidiary and the rights (charter and statutory) and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve, with respect to itself, any right or franchise, and with respect to the Subsidiaries, any such existence, right or franchise if the Board of Directors, or the board of directors, board of trustees or managing partners of the Subsidiary concerned, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or any Subsidiary, and if the loss thereof is not disadvantageous in any material respect to the Holders.

      Section 5.07. PAYMENT OF TAXES AND OTHER CLAIMS.

      The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested by the Company in good faith by appropriate action.

      Section 5.08. MAINTENANCE OF PROPERTIES.

      The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors or of the board of directors, board of trustees or managing partners of the Subsidiary concerned, or of an officer (or other agent employed by the Company or any of its Subsidiaries) of the Company or such Subsidiary having managerial responsibility for any such property, desirable in the conduct of the business of the Company or any Subsidiary, and if such discontinuance or disposal is not disadvantageous in any material respect to the Holders.

      Section 5.09. COMPLIANCE CERTIFICATE.

      The Company shall deliver to the Trustee within 90 days after the end of each fiscal quarter of the Company an Officers' Certificate stating whether the signers know of any Default by the Company in performing its covenants or obligations under the Securities or this Indenture, including, without limitation, its covenants in Sections 5.02, 5.03, 5.04, 5.05, 5.06, 5.07 and
5.08. If they do know of such a Default, the certificate shall describe the Default and its status. The first certificate to be delivered by the Company pursuant to this Section 5.09 shall be for the fiscal quarter ending December 31, 1993. The Company shall, upon request of the Trustee, promptly deliver to Trustee additional Officers' Certificates containing such further assurances as Trustee may reasonably request. The Company will deliver to the Trustee, within five days after its knowledge of the occurrence thereof, written notice of the occurrence of an Event of Default or of any event which with the giving of notice or lapse of time would become an Event of Default.

      Section 5.10. SEC REPORTS.

      The Company shall file with the Trustee, within 15 days after it files them with the SEC, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. The Company also shall comply with the other provisions of TIA Section314(a).

      So long as the Securities remain outstanding, the Company shall cause its annual reports to stockholders and any quarterly or other financial reports furnished by it to stockholders, to be mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar.

      Section 5.11. WAIVER OF STAY, EXTENSION OR USURY LAWS.

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company from paying all or any portion of the principal of and/or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE 6

                             Successor Corporation

      Section 6.01. WHEN COMPANY MAY MERGE, ETC.

      The Company shall not consolidate with or merge into any other corporation or transfer all or substantially all of its properties and assets as an entirety to any person, unless:

            (1) either the Company shall be the continuing person, or the person formed by such consolidation or into which the Company is merged or to which the properties and assets of the Company as an entirety are transferred shall be a corporation organized and existing under the laws of the United States of America or any state thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

            (2) immediately after giving effect to such transaction, no Event of Default or no Default shall have occurred and be continuing; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided relating to such transaction have been complied with.

      The successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. Thereafter the predecessor corporation in the case of a consolidation or merger shall be relieved of all obligations and covenants under this Indenture, but the predecessor Company in the case of a transfer of property and assets shall not be released from the obligation to pay the principal of and interest on the Securities.

                                   ARTICLE 7

                             Default and Remedies

      Section 7.01. EVENTS OF DEFAULT.

      An "Event of Default" occurs if:

            (1) the Company defaults in the payment of interest on any Securities when the same becomes due and payable and the Default continues for a period of 30 days;

            (2) the Company defaults in the payment of the principal of any Securities when the same becomes due and payable at maturity, upon redemption or otherwise, or fails to make any sinking fund payment to the Trustee prior to or on the date such sinking fund payment is due pursuant to the terms of this Indenture;

            (3) the Company fails to comply in any material respect with any of its other agreements contained in the Securities or this Indenture and the Default continues for the period and after the notice specified below;

            (4) (i) the Company or a Subsidiary fails to pay any part of the principal of or the premium, if any, or the interest on, or any other payment of money due under, any of its Indebtedness (other than the Securities) pursuant to an instrument governing Indebtedness having an outstanding principal balance exceeding $5,000,000 beyond any period of grace provided with respect thereto; or (ii) the Company or a Subsidiary fails to perform or observe any other agreement, term or condition contained in any document evidencing or securing any of its Indebtedness having an outstanding principal balance exceeding $5,000,000, or in any agreement under which any such Indebtedness was issued or created, beyond any applicable grace period, if the effect of such failure in (i) or (ii) above is either (a) to cause, or permit the holders of such Indebtedness (or a trustee on behalf of such holders) to cause, all principal of and interest on such Indebtedness to become due prior to its stated maturity, or (b) to permit the holders of such Indebtedness (or a trustee on behalf of such holders) to elect a majority of the Board of Directors of the Company; provided, however, that if such failure under (i) or (ii) above shall be annulled or waived by the holders of such Indebtedness, then the Event of Default having occurred hereunder by reason of such failure shall be deemed to have been thereupon annulled or waived;

            (5) the Company or any Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                  (A)   commences a voluntary case,

                  (B) consents to the entry of an order for relief against it in an involuntary case,

                  (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                  (D) makes a general assignment for the benefit of its creditors; or

            (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (A) is for relief against the Company or any Subsidiary in an involuntary case,

                  (B) appoints a Custodian of the Company or any Subsidiary or for all or substantially all of the properties of either, or

                  (C) orders the liquidation of the Company or any Subsidiary,

      and in each case the order or decree remains unstayed and in effect for 90 days.

      The term "Bankruptcy Law" means title 11, U.S. Code or any similar Federal or state law for the relief of debtors, including any insolvency or rehabilitation law under an insurance code. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

      A Default under clause (3) is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the outstanding Securities notify the Company and the Trustee, of the Default and the Company does not cure the Default within 60 days after receipt of the notice, which notice the Company shall be deemed to have received on the earlier to occur of the actual receipt of such notice or on the date which is three days after the date such notice is deposited in the U.S. Mails to the Company. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." When a Default is cured, it stops continuing.

      Section 7.02. ACCELERATION.

      If an Event of Default occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the outstanding Securities by notice to the Company and the Trustee, may declare the principal of and accrued interest on all the Securities to be due and payable immediately. Upon such declaration, the unpaid principal and accrued interest thereon shall be due and payable immediately. The Holders of a majority in principal amount of the outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived (except nonpayment of principal or interest that has become due solely because of the acceleration), if all expenses relating to the Events of Default, including any expenses incurred by Trustee, have been paid, and if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

      Section 7.03. OTHER REMEDIES.

      If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

      The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

      Section 7.04. WAIVER OF PAST DEFAULTS.

      Subject to Sections 7.07 and 10.02, the Holders of a majority in principal amount of the outstanding Securities by notice to the Trustee may waive an existing Default and its consequences, except a Default in the payment of principal or interest on any Security as specified in clauses (1) and (2) of Section 7.01. When a Default is waived, it is cured and stops continuing.

      Section 7.05. CONTROL BY MAJORITY.

      The Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that in its opinion conflicts with law or this Indenture, is unduly prejudicial to the rights of another Securityholder, or would involve the Trustee in personal liability.

      Section 7.06. LIMITATION ON SUITS.

      A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

            (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

            (2) the Holders of at least 25% in principal amount of the outstanding Securities make a written request to the Trustee to pursue the remedy;

            (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

            (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity and the Event of Default has not been waived; and

            (5) during such 60-day period the Holders of a majority in principal amount of the outstanding Securities do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

      A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

      Section 7.07. RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

      Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

      Section 7.08. COLLECTION SUIT BY TRUSTEE.

      If an Event of Default in payment of interest or principal specified in
Section 7.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest due and remaining unpaid.

      Section 7.09. TRUSTEE MAY FILE PROOFS OF CLAIM.

      The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property.

      Section 7.10. PRIORITIES.

      If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order.

            First:  to the Trustee for amounts due under Section 8.07;

            Second: to holders of Senior Indebtedness to the extent required by Article 4;

            Third: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

            Fourth:  to the Company.

      The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders under this Section 7.10.

      Section 7.11. UNDERTAKING FOR COSTS.

      In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to
Section 7.07, or a suit by Holders of more than 10% in principal amount of the outstanding Securities.


                                   ARTICLE 8

                                    Trustee

      Section 8.01. DUTIES OF TRUSTEE.

      (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      (b)   Except during the continuance of an Event of Default:

            (1) The Trustee shall not be liable except for the performance of such duties as are specifically set forth in this Indenture and no others.

            (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

      (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (1) This paragraph does not limit the effect of paragraph (b) of this Section.

            (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

            (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.05.

      (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

      (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

      (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

      Section 8.02. RIGHTS OF TRUSTEE.

      (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

      (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the certificate or opinion.

      (c) The Trustee may act through its attorneys and agents and shall not be responsible for misconduct or negligence of any agent (other than such agent who is an employee of the Trustee) appointed with due care.

      (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

      Section 8.03. INDIVIDUAL RIGHTS OF TRUSTEE.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 8.10 and 8.11.

      Section 8.04. TRUSTEE'S DISCLAIMER.

      The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its certificate of authentication or in any registration statement or prospectus used in the offer or sale of the Securities.

      Section 8.05. NOTICE OF DEFAULTS.

      If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

      Section 8.06. REPORTS BY TRUSTEE TO HOLDERS.

      The Trustee shall transmit to the holders of Securities, on or before July 15, 1994, and on or before the 15th day of July in each year thereafter, a brief report as of the last preceding

15th of May that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b) and Section 313(c).

      A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the SEC and each stock exchange, if any, on which the Securities are listed.

      The Company shall notify the Trustee if the Securities become listed on any securities exchange or become quoted in the National Association of Securities Dealers Automated Quotation System.

      Section 8.07. COMPENSATION AND INDEMNITY.

      The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel. The Company further covenants and agrees to pay interest to the Trustee, at a rate per annum equal to two percent above the variable rate of interest per annum established by Citibank, N.A. from time to time as its base or general reference rate of interest, upon all amounts paid, advanced or disbursed by the Trustee for which it is entitled to reimbursement or indemnity as herein provided; provided, however, that in no event shall the amount paid to the Trustee which is deemed to be interest exceed the maximum rate permitted by applicable law.

      The Company shall indemnify the Trustee against any loss or liability incurred by it in connection with the acceptance and administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith other than to the extent permitted by Section 8.01 or
8.02 of this Indenture.

      The obligations of the Company to the Trustee under this Section 8.07 shall not be subordinated to the payment of Senior Indebtedness pursuant to
Article 4 of this Indenture. To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except money or property held in trust to pay principal of or interest on particular Securities.

      When the Trustee incurs expenses or renders services after an Event of Default specified in Section 7.01(5) or (6) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law. If and to the extent that the Trustee, its counsel and other persons not regularly in its employ entitled to payment under the terms of this Section do not receive such compensation, reimbursement or indemnity as provided in this Section in any such proceeding in bankruptcy or if the Trustee shall request, and any court having jurisdiction over such proceeding shall consent or so order, the Trustee shall be entitled, in priority to the Holders of the Securities, to receive any distributions which would otherwise be made to the Holders of the Securities in any such proceedings and it is hereby constituted and appointed, irrevocably, the attorney-in-fact for the Holders of the Securities and each of them to collect and receive, in their name, place and stead, such distributions, to deduct therefrom the amounts due to the Trustee and such other entities to which they may be entitled pursuant to the terms of this Section, and to pay and distribute the balance, pro rata to the Holders of the Securities.

      Section 8.08. REPLACEMENT OF TRUSTEE.

      A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

      The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

      (1)   the Trustee fails to comply with Section 8.10;

      (2)   the Trustee is adjudged a bankrupt or an insolvent;

      (3) a receiver or public officer takes charge of the Trustee or its property; or

      (4)   the Trustee becomes incapable of acting.

      If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

      A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided in Section 8.07, the resignation or removal of the retiring Trustee shall become effective, the retiring Trustee shall cease to be Trustee hereunder and shall be discharged from any and all responsibility or obligations and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

      If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      If the Trustee fails to comply with Section 8.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      Notwithstanding replacement of the Trustee pursuant to this Section 8.08, the Company's obligations under Section 8.07 shall continue for the benefit of the retiring Trustee with respect to expenses, losses and liabilities incurred by it for claims arising prior to such replacement.

      Section 8.09. SUCCESSOR TRUSTEE BY MERGER, ETC.

      If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

      Section 8.10. ELIGIBILITY; DISQUALIFICATION.

      This Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). The Trustee shall have a combined capital and surplus of at least $20,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b); provided that there shall be excluded from the operation of

TIA Section 3.10(b)(1) the Indenture dated as of December 1, 1984, as amended, between the Company and the Bank of Louisville and Trust Company, as Trustee, under which the 16 1/2% Senior Subordinated Debentures due 1994 of the Company are outstanding, and the Indenture dated as of November 15, 1986, as amended, between the Company and the Bank of Louisville and Trust Company, as Trustee, under which the 11 1/4% Senior Subordinated Notes due 1996 of the Company are outstanding.

      Section 8.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

      The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.


                                   ARTICLE 9

                            Discharge of Indenture

      Section 9.01. TERMINATION OF COMPANY'S OBLIGATIONS.

      The Company may terminate its obligations under this Indenture, except those obligations referred to in the immediately succeeding paragraph, if all Securities previously authenticated and delivered (other than destroyed, mutilated, lost or stolen Securities which have been replaced or paid or Securities for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Company, as provided in Section 9.03) have been delivered to the Trustee for cancellation or if (1) the Securities mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption; and (2) the Company irrevocably deposits with the Trustee or the Paying Agent money or U.S. Government Obligations sufficient to pay principal of, premium, if any, and interest on the Securities to maturity or redemption, as the case may be.

      However, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 5.01, 5.02, 8.07, 8.08 and 9.03 shall survive until the Securities are no longer outstanding. Thereafter, the Company's obligations in Sections 8.07 and 9.03 shall survive.

      After such deliveries or deposit and receipt by the Trustee of such Officers' Certificates, Opinions of Counsel and other such assurances as the Trustee may deem necessary or desirable in connection therewith, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

      In order to have money available on a payment date to pay principal or interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

      "U.S. Government Obligations" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

      Section 9.02. APPLICATION OF TRUST MONEY.

      The Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Indenture, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal and interest on the Securities. Money and securities so held in trust, to the extent allocated for the payment of Securities, are not subject to the subordination provisions of
Article 4, if such money or securities are deposited in trust prior to the happening of any event of default specified in Section 4.02, and prior to receipt by the Trustee of notice of the occurrence of any such event of default.

      Section 9.03. REPAYMENT TO COMPANY.

      The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Company, Securityholders entitled to money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.


                                  ARTICLE 10

                      Amendments, Supplements and Waivers

      Section 10.01. WITHOUT CONSENT OF HOLDERS.

      The Company and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

            (1)   to cure any ambiguity, defect or inconsistency;

            (2)   to comply with Article 6;

            (3) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

            (4) to make any change that does not adversely affect the rights of any Securityholder.

      Section 10.02. WITH CONSENT OF HOLDERS.

      Subject to Section 7.07, the Company and the Trustee may amend or supplement this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities affected by any such amendment or supplement. Subject to Section 7.07, the Holders of a majority in principal amount of the outstanding Securities may waive compliance by the Company with any provision of this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 7.04, may not:

            (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver:

            (2) reduce the rate or change the method of calculation of or extend the time for payment of interest on any Security;

            (3) reduce the principal of or extend the fixed maturity of any Security or alter the redemption provisions with respect thereto;

            (4) waive a Default in the payment of the principal of, interest on, or redemption payment with respect to, any Security;

            (5) make any changes in Section 7.04, 7.07 or the third sentence of this Section 10.02;

            (6) modify the provisions of Article 4 hereof in a manner adverse to the Holders; or

            (7) make any Security payable in money other than that stated in the Security.

      Notwithstanding any provision of this Article 10, any amendment or supplement relating solely to the terms of the Securities will require the requisite consent of only the Holders of the Securities.

      It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

      After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders of each Security affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

      An amendment under this Section may not make any change that adversely affects the rights under Article 4 of any holder of an issue of Senior Indebtedness unless the holders of that issue pursuant to its terms consent to the change.

      Section 10.03. COMPLIANCE WITH TRUST INDENTURE ACT.

      Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

      Section 10.04. REVOCATION AND EFFECT OF CONSENTS.

      (a) A consent to an amendment, supplement or waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder unless it makes a change described in any of clauses (1) through (7) of Section 10.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

      (b) The Company may fix a record date for determining which Holders are entitled to consent to any amendment or waiver. If the Company fixes a record date, the record date shall be fixed at (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to
Section 2.05, or (ii) such other date as the Company shall designate.

      Section 10.05. NOTATION ON OR EXCHANGE OF SECURITIES.

      If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

      Section 10.06. TRUSTEE TO SIGN AMENDMENTS, ETC.

      The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article if the amendment, supplement or waiver does not adversely affect the rights of the Trustee. If it does, the Trustee may but need not sign it. The Company may not sign an amendment or supplement until the Board of Directors approves it.

                                  ARTICLE 11

                                 Miscellaneous

      Section 11.01. TRUST INDENTURE ACT CONTROLS.

      If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by TIA Section318(c), the imposed duties shall control.

      Section 11.02. NOTICES.

      Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first-class mail addressed as follows:

      If to the Company:  I.C.H.  Corporation
                          100 Mallard Creek Road
                          Suite 400
                          Louisville, Kentucky 40207
                          Attention: Chairman of the Board

      If to the Trustee   Mid-America Bank of Louisville
      for notices or        and Trust Company
      demands:            Attn: Corporate Trust Department
                          P.O. Box 1101
                          Louisville, Kentucky 40201

      If to the Trustee   Mid-America Bank of Louisville
      for presentations     and Trust Company
      and surrenders:     Attn: Corporate Trust Department
                          500 West Broadway
                          Louisville, Kentucky 40202

      The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

      Any notice or communication mailed to a Securityholder shall be mailed to him at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

      Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. Except for a notice to the Trustee, which is deemed given only when received, a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. Except for a notice to the Trustee, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

      Section 11.03. COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

      Securityholders may communicate pursuant to TIA Section312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA Section312(c).

      Section 11.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

      Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

            (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

            (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

      Section 11.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

      Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (1) a statement that the person making such certificate or opinion has read such covenant or condition;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate.

      Section 11.06. RULES BY TRUSTEE, PAYING AGENT, REGISTRAR.

      The rules for action by or at a meeting of Securityholders are set forth in Exhibit B annexed hereto and incorporated herein, and the Trustee may make such other reasonable rules as it deems necessary and appropriate. The Paying Agent or Registrar may make reasonable rules for its functions.

      Section 11.07. LEGAL HOLIDAYS.

      A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in New York, New York or any other city in which the Trustee administers its corporate trust business. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest on the amount paid shall accrue for the intervening period.

      Section 11.08. GOVERNING LAW.

      The laws of the State of Texas shall govern this Indenture and the Securities without regard to principles of conflicts of law.

      Section 11.09. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

      This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

      Section 11.10. NO RECOURSE AGAINST OTHERS.

      All liability of any director, officer, employee or stockholder, as such, of the Company is waived and released.

      Section 11.11. SUCCESSORS.

      All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

      Section 11.12. DUPLICATE ORIGINALS.

      The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

      Section 11.13. SEPARABILITY.

      In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

                                 SIGNATURES


    IN WITNESS WHEREOF, said I.C.H. Corporation has caused this Indenture to be executed in its corporate name by its Chairman of the Board and its corporate seal to be hereunto affixed and to be attested by its Secretary, and Mid-America Bank of Louisville and Trust Company, as Trustee, has caused this Indenture to be executed in its corporate name by one of its Executive Vice Presidents and its corporate seal to be hereunto affixed and to be attested by one of its Secretaries all as of the date first written above.

DATED:  November 12, 1993

                                          I.C.H. Corporation


                                    By    /s/ Robert L. Beisenherz
                                           Chairman of the Board
[SEAL]

ATTEST:


/s/ Cynthia W. Young
Secretary

DATED:  November 12, 1993

                                          Mid-America Bank of Louisville and
                                           Trust Company, as Trustee


                                    By    /s/ Robert H. Sachs
                                         Executive Vice President
[SEAL]

ATTEST:

/s/ Gail Mount
Secretary

                               Acknowledgements


STATE OF TEXAS                )
                              )   SS.:
COUNTY OF DALLAS              )

      On this 12th day of November, 1993, before me personally came Robert L. Beisenherz, to me known, who, being by me sworn did depose and say that he resides at Dallas, Texas; that he is Chairman of the Board of I.C.H. Corporation, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          /s/ Donna S. Clarke
                                          Notary Public

[NOTARIAL SEAL]


STATE OF KENTUCKY             )
                              )   SS.:
COUNTY OF JEFFERSON           )

      On this 12th day of November, 1993, before me personally came Robert H. Sachs to me known, who, being by me sworn did depose and say that he resides at Louisville, Kentucky; that he is an Executive Vice President of Mid-America Bank of Louisville and Trust Company, the Kentucky state chartered bank described in and which executed the above instrument; that he knows the seal of said Kentucky state chartered bank; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the By-laws of said Kentucky state chartered bank and that he signed his name thereto by like authority.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    /s/ Debra Minter
                                    Notary Public

[NOTARIAL SEAL]

                                                                       EXHIBIT A

REGISTERED                                                            REGISTERED

                               I.C.H. CORPORATION

RU___________                                                      $____________

                    11 1/4% SENIOR SUBORDINATED NOTE DUE 2003
                  DATE OF ORIGINAL ISSUANCE:  ___________, 1993


     I.C.H. Corporation, a corporation organized
and existing under the laws of the State of Delaware         CUSIP __________
(herein called the "Company," which term shall              SEE REVERSE FOR
include any successor corporation), for value                   CERTAIN
received, hereby promises to pay to                           DEFINITIONS

                                 S P E C I M E N

, or registered assigns,
the principal sum of                                                     DOLLARS
on December 1, 2003, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon at the rate of 11 1/4% per annum, in like coin or currency, from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Note. The Company will pay interest hereon semiannually on June 1 and December 1 in each year, commencing on the first such date to occur after the date of original issuance of this Note, until said principal amount shall have become due and payable, and will pay interest on any overdue principal and (to the extent permitted by law) on any overdue installment of interest at the rate of 11 1/4% per annum. Interest payable hereon (i) as of the first date on which interest accrued on this Note is payable, or (ii) on any redemption date not occurring on June 1 or December 1 shall be calculated on the basis of the actual number of days elapsed over a 365 day period.

       The interest so payable on any June 1 or December 1, will, subject to certain exceptions provided in the Indenture hereinafter referred to, be paid to the person in whose name this Note is registered at the close of business on the fifteenth day of the calendar month which precedes such interest payment date. Both principal and interest on this Note are payable at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, State of New York, or such other locations as the Company may determine; PROVIDED, HOWEVER, that checks in payment of interest on this Note may, at the option of the Company, be mailed to the registered holder at his or its address set forth on the register of the Company.

       Additional provisions of this Note are contained on the reverse hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

       This Note shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the certificate of authentication shall have been manually signed by the Trustee.

                                        IN WITNESS WHEREOF, I.C.H. CORPORATION
                                        has caused this Note to be executed in
                                        its corporate name by the signature of
                                        its Chairman of the Board, President or
                                        one of its Vice Presidents manually or
                                        in facsimile and a facsimile of its
                                        corporate seal to be imprinted hereon
                                        and attested by the manual or facsimile
                                        signature of its Secretary or one of its Assistant Secretaries.


                                                         I.C.H. CORPORATION

                                                       By:_____________________
                                                           CHAIRMAN OF THE BOARD


ATTEST:


- -------------------------
       Secretary

TRUSTEE'S AUTHENTICATION
     CERTIFICATE

This Note is one of the Notes
described in the within-mentioned
Indenture.

Dated:

MID-AMERICA BANK OF LOUISVILLE
 AND TRUST COMPANY
     AS TRUSTEE


- ------------------------
  Authorized Signatory

                            [FORM OF REVERSE OF NOTE]

       This Note is one of a duly authorized issue of Notes of the Company known as its 11 1/4% Senior Subordinated Notes due 2003 (herein called the "Notes") limited to the aggregate principal amount of $403,141,000 all issued under and equally entitled to the benefits of an Indenture (herein called the "Indenture"), dated as of _______, 1993, executed by the Company to Mid-America Bank of Louisville and Trust Company (herein called the "Trustee"), as Trustee, to which Indenture reference is hereby made for a statement of the rights thereunder of the Trustee and the owners of the Notes and of the duties thereunder of the Trustee and the Company.

       The indebtedness evidenced by the Notes, including the principal and interest thereon, is, to the extent and in the manner set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture), and this Note is issued subject to the provisions of the Indenture, and each holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee on behalf of such holder to take such action as may be necessary or appropriate to acknowledge or effectuate, as between the Noteholders and the holders of Senior Indebtedness, the subordination as provided in the Indenture and appoints the Trustee attorney-in-fact of such holder for any and all such purposes.

       The Notes are subject to redemption as a whole or in part (otherwise than through the operation of a sinking fund) at any time prior to maturity, at the option of the Company, on not less than 15 nor more than 60 days' prior notice given as provided in the Indenture, at the following redemption prices (expressed in percentages of the principal amount thereof) together with accrued and unpaid interest to the date fixed for redemption; PROVIDED, HOWEVER, that the Company may not redeem any of the Notes pursuant to such option prior to December 1, 1996.


     IF REDEEMED DURING
        THE 12-MONTH
      PERIOD BEGINNING                                                REDEMPTION
        DECEMBER 1                                                       PRICE
        ----------                                                       -----
     1996. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103%
     1997. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
     1998 (and thereafter) . . . . . . . . . . . . . . . . . . . . . . 100

       The Notes are also entitled to the benefits of a sinking fund, which provides for the mandatory redemption on each of December 1, 2001 and December 1, 2002, of 25% of the aggregate original principal amount of all Notes issued under the Indenture at a redemption price of 100% of the principal amount thereof together with interest accrued and unpaid thereon to the date fixed for redemption, all as more fully provided in the Indenture.

       To the extent permitted by, and as provided in, the Indenture, including
Article 10 thereof, modifications or alterations of the Indenture and of the rights and obligations of the Company and of the holders of the Notes may be made with the consent of the Company and with the consent of the holders of not less than a majority in principal amount of the Notes entitled to consent then outstanding.

       In case an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of all the Notes at any such time outstanding under the Indenture may be declared due and payable, and upon any such declaration shall become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be rescinded or annulled by the holders of a majority in principal amount of the Notes outstanding. The Indenture further provides that no holder of any Note may institute any action to enforce any remedy under the Indenture unless the Trustee declines or fails to exercise its powers or to institute such action for more than 60 days after (i) written notice from such holder of an Event of Default and request of the holders of 25% in principal amount of all Notes outstanding under the Indenture and (ii) if the Trustee is entitled thereto, security and indemnity is offered to it, all as more fully provided in the Indenture; PROVIDED, HOWEVER, that the right of any holder of a Note to receive payment thereunder when due or to sue for such payment shall not be impaired or affected without the consent of such holder.

       This Note is transferable by the registered owner hereof, in person or by duly authorized attorney, at the corporate trust office of the Trustee in The City of Louisville, State of Kentucky and at such other locations as the Company shall determine, solely on books of the Company to be kept for that purpose, upon surrender and cancellation of this Note and on presentation of a duly executed written instrument of transfer, and thereupon a new Note or Notes, of the same aggregate principal amount and in authorized denominations, will be issued in registered form to the transferee or transferees, in exchange herefor, and this Note, with or without other Notes, may in like manner be exchanged for one or more new Notes of other authorized denominations but of the same aggregate principal amount, all subject to the terms and conditions set forth in the Indenture. Any such registration of transfer or exchange shall be without charge, except that the Company or the Trustee may require the payment of a sum sufficient to reimburse it for any stamp tax or other government charge or expense in connection therewith. Notes are issuable only as registered Notes without coupons in denominations of $1,000 or any integral multiple of $1,000.

       The Company and the Trustee shall deem and treat the person in whose name this Note is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal hereof and interest due hereon, and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notice of redemption as a convenience to Noteholders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers printed hereon.

       No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time and place and at the rate and in the currency herein described.

       No recourse shall be had for the payment of the principal of and premium, if any, and interest on this Note, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, as such, past, present or future, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, or by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Note and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture; PROVIDED, HOWEVER, that nothing herein or in the Indenture contained shall be taken to prevent recourse to and the enforcement of the liability, if any, of any stockholder or subscriber to capital stock of the Company or upon or in respect of shares of capital stock not fully paid up.

       It is the intention of the Company and the holder of this Note that the Company and the holder of this Note strictly comply with applicable usury laws so that in no event shall the amount paid, agreed to be paid or requested to be paid to the holder of this Note exceed the maximum amount permitted by applicable law, and the Company and the holder of this Note agree that the amounts agreed to be paid or requested to be paid hereby shall not exceed the maximum amount permitted by applicable law, and in the event the amount paid exceeds the amount permitted by applicable law such excess shall be applied to the principal of this Note and any excess refunded to the Company. All sums deemed to be interest shall be spread throughout the life of this Note.

       This Note shall be deemed to be a contract made under the laws of the State of Texas, and for all purposes shall be governed by, and shall be construed in accordance with, the laws of such State.

                                _________________

                                  ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM -- as tenants in common

       TEN ENT -- as tenants by the entireties

       JT TEN -- as joint tenants with right of survivorship and not as tenants in common

       UNIF GIFT MIN ACT -- ....................  Custodian ....................
                                  (Cust)                          (Minor)
                            under Uniform Gifts to Minors Act ..................
                                                                    (State)

     Additional abbreviations may also be used though not in the above list.
                              _____________________

       FOR VALUE RECEIVED the undersigned sell(s), assign(s) and transfer(s) unto


   Please insert social security or other
      identifying number of assignee

- --------------------------------------------
- --------------------------------------------      -----------------------------

- -------------------------------------------------------------------------------
                   Please print or typewrite name and address
                      including postal zip code of assignee



- -------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing


- ---------------------------------------------------------------------- attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:----------------------------------

                                        ---------------------------------------


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.


- -------------------------------------------------------------------------------

Signature guaranteed by:

             ------------------------------------------------------------------
- -------------------------------------------------------------------------------

                                                                       EXHIBIT B

                           MEETINGS OF SECURITYHOLDERS

I.   PURPOSES FOR WHICH MEETINGS MAY BE CALLED

     A meeting of Securityholders may be called for the following purposes:

          (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any Default hereunder and its consequences;

          (b) to remove the Trustee, or appoint a successor Trustee or apply to a court for a successor Trustee;

          (c) to consent to the execution of a supplemental indenture; or

          (d) to take any other action (i) authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities under this Indenture, or authorized or permitted by law or (ii) which the Trustee deems necessary or appropriate in connection with the administration of the Indenture.

II.  MANNER OF CALLING MEETINGS

     The Trustee may call a meeting of Securityholders to take any action specified in Section I. Notice setting forth the time and place of, and the action proposed to be taken at, such meeting shall be mailed by the Trustee to the Company and to the Holders of the Securities not less than ten nor more than 60 days prior to the date fixed for the meeting.

     Any meeting shall be valid without notice if the Holders of all Securities are present in person or by proxy, or if notice is waived before or after the meeting by the Holders of all Securities outstanding, and if the Company and the Trustee are either present or have, before or after the meeting, waived notice.

III. CALL OF MEETINGS BY COMPANY OR SECURITYHOLDERS

     In case at any time the Company or the Holders of not less than 50% in aggregate principal amount of the Securities then outstanding shall have requested in writing that the Trustee call a meeting of Securityholders to take any action specified in Section I, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or the Holders of Securities in the amount above specified may determine the time and place for such meeting and may call such meeting by mailing notice thereof.

IV.  WHO MAY ATTEND AND VOTE AT MEETINGS

     To be entitled to vote at any meeting of Securityholders, a person shall
(a) be a Holder of one or more Securities, or (b) be a person appointed by an instrument in writing as proxy for the Holder of Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and the Company and their counsel.

V.   REGULATIONS MAY BE MADE BY TRUSTEE;
       CONDUCT OF THE MEETING; VOTING RIGHTS

     The Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, to prove the holding of Securities, the appointment of proxies, and other evidence of the right to vote, to fix a record date and to provide for such other matters concerning the conduct of the meeting as it shall deem appropriate.

     At any meeting each Securityholder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held by him; provided, however, that the Company or an Affiliate shall not be entitled to vote any Securities held of record by it. At any meeting of Securityholders, the presence of persons holding or representing any number of Securities shall be sufficient for a quorum.

VI.  EXERCISE OF RIGHTS OF TRUSTEE OR SECURITYHOLDERS MAY
       NOT BE HINDERED OR DELAYED BY CALL OF MEETING

     Nothing herein shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any rights conferred upon or reserved to the Trustee or to the Securityholders or by the Securities.

VII. EVIDENCE OF ACTIONS BY SECURITYHOLDERS

     Whenever the Holders of a specified percentage in aggregate principal amount of the Securities may take any action, the fact that the Holders of such percentage have acted may be evidenced by (a) instruments of similar tenor executed by Securityholders in person or by attorney or written proxy, or (b) the Holders of Securities voting in favor thereof at any meeting of Securityholders called and held in accordance with the provisions of these rules for meetings of Securityholders, or (c) by a combination thereof. The Trustee may require proof of any matter concerning the execution of any instrument by a Securityholder or his attorney or proxy as it shall deem necessary.